SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2004

SEARS ROEBUCK ACCEPTANCE CORP.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)
1-4040 (Commission File Number)	51-0080535 (IRS Employer Identification No.)

3711 Kennett Pike Greenville, Delaware 19807 (Address of principal executive offices)	19807 (Zip Code)

Registrant's telephone number, including area code: (302) 434-3100
(Former name or former address, if changed since last report): Not Applicable

Item 5.	Other Events.

On May 17, 2004, the Registrant entered into the credit agreement attached hereto as Exhibit 10(a), and received the guarantee attached hereto as Exhibit 10(b).

Item 7.	Financial Statements and Exhibits.
(c) Exhibits The Exhibit Index is incorporated herein by reference.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS ROEBUCK ACCEPTANCE CORP.
By: /s/ Keith E. Trost Keith E. Trost President
Date: May 27, 2004

EXHIBIT INDEX
Exhibit No.

10(a)

Three-Year Credit Agreement dated as of May 17, 2004 among Sears Roebuck Acceptance Corp., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof, Barclays Bank PLC, as syndication agent, Bank of America, N.A., Bank One, NA and Wachovia Bank National Association, as documentation agents, Citigroup Global Markets Inc. and Barclays Capital, the Investment Banking Division of Barclays Bank PLC, as joint lead arrangers and joint bookrunners, and Citibank, N.A. ("Citibank"), as administrative agent (the "Agent") for the Lenders.

10(b)	Guarantee, dated as of May 17, 2004, by Sears, Roebuck and Co. in favor of the Benefitted Parties.

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